Prospectus Supplement	January 17, 2018

Putnam Growth Opportunities Fund
Prospectus dated November 30, 2017

The sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Richard Bodzy, Portfolio Manager, portfolio manager of the fund since 2017

Assistant portfolio manager
Samuel Cox, Portfolio Manager, assistant portfolio manager of the fund since 2018

Sub-advisor
Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the funds?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Richard Bodzy	2017	Putnam Management	Portfolio Manager, Analyst
		2009–Present	Previously, Assistant portfolio manager,
Analyst
Assistant portfolio	Joined fund	Employer	Positions over past five years
manager
Samuel Cox	2018	Putnam Management	Co-Director of Equity Research
		2014–Present	Previously, Analyst
		Fidelity Institutional	Equity Analyst
Management (f/k/a
Pyramis Global
Advisors)
2010–2014

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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